Supplement
dated September 15, 1999
to the Prospectus dated May 1, 1999
for the College Retirement Equities Fund

Tax Consequences of Allocating to the CREF Inflation-Linked Bond Account under a CREF Annuity for Self-Remitted Non-Qualified Funds

If you have a CREF certificate which was set up only to receive self-remitted non-qualified funds (e.g., money that is not part of a pension plan that you remit to us directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the certificate are not eligible for tax-deferral. You may therefore be required to pay taxes on such earnings in any year in which you allocated funds under the certificate to the Inflation-Linked Bond Account.

If you any questions on this Supplement or if you would like to discuss this matter in more detail, please telephone our counseling center at 1 800 842-2776.